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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 30, 2008

UGoldRich Mining Company

(Exact Name of Registrant as Specified in its Charter)

Alaska	001-06412	91-0742812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3412 S Lincoln Drive, Spokane WA	99203-1650
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: U(509) 624-5831

UN/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01  Other Events

On June 30, 2008, Goldrich Mining Company (hereafter “Goldrich”) reported initial results of gold analyses for eight of  ten drill holes scheduled at the Marisol bulk-tonnage gold prospect in northern Sonora, Mexico. The diamond-core drill holes are part of an effort by the Company to evaluate the grade and continuity of mineralization near a series of old underground workings.

The table below presents the gold values realized from the current drilling program.

DRILL HOLE	FROM (m)	TO (m)	INTERVAL meters : (feet)	Au g/ tonne	Au oz/ short ton
MAR-1	25.50	28.50	3.0 : (9.84)	3.060	0.098
MAR-1	135.95	139.00	3.05 : (10.0)	0.206	0.007

MAR-2	36.70	42.55	5.85 : (19.19)	0.566	0.018

MAR-3	31.30	42.35	11.05 : (36.25)	1.628	0.052
including:	35.45	40.80	5.35 : (17.55)	2.62	0.084

MAR-4	58.85	64.45	5.6 : (18.37)	3.784	0.122
including:	60.30	63.25	2.95 : (9.68)	5.45	0.175
MAR-4	127.55	133.55	6.0 : (19.69)	0.647	0.021

MAR-5	31.5	39.0	7.5 : (24.61)	1.486	0.048
including:	36.0	37.50	1.5 : (4.92)	4.11	0.132
MAR-5	166.70	173.65	6.95 : (22.80)	0.124	0.004

MAR-6	46.5	52.50	6.0 : (19.69)	0.530	0.017
MAR-6	76.45	83.35	6.9 : (22.64)	0.845	0.027
including:	80.3	81.50	1.20 : (3.94)	3.53	0.114
MAR-6	139.5	157.5	18.0 : (59.06)	0.274	0.009
including:	154.5	156.0	1.5 : (4.92)	2.55	0.082

MAR-7	Drilled short of target depth; no significant intercepts.

MAR-8	84.0	87.0	3.0 : (9.84)	0.433	0.014
MAR-8	165.0	171.0	6.0 : (19.69)	0.297	0.010

Eight drill holes have been completed to date testing 330 meters (1,080 feet) of strike length along the Marisol structure. The holes were drilled at angles varying from -45° to -90° to assist in determining the dip and potential convergence of two principal mineralized structures.

All drill samples for this program are split in the field and held under appropriate security prior to transport to the ALS-Chemex preparation laboratory in Hermosillo, Sonora. All gold assays are prepared from the split core using 50-gram aliquots and fire assay with AA finish. Silver and 33 other elements are determined by standard ICP analyses. Neither silver nor the base metals (copper/lead/zinc) occur in significant amounts at the Marisol area; however silver and the lead sulfide galena, have been identified in rocks from the La Jarra area.

For additional information, please see the press release, incorporated herein as exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  - Press Release, June 30, 2008

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoldRich Mining Company (Registrant)
Dated: July 1, 2008	By: /s/ Ted Sharp
Ted Sharp Chief Financial Officer